       IMPERIAL BANK
---------------------------
Innovative Business Banking
       Member FDIC

STARTER KIT LOAN AND SECURITY AGREEMENT

Borrower:  MinderSoft, Inc.               Address:  694 Spring Street
           ----------------                         -----------------
Date:      November 10, 1998                        Herndon, VA 20170
           -----------------                        -----------------

THIS LOAN AND SECURITY AGREEMENT ("Agreement") is made and entered into on the above date between IMPERIAL BANK ("Bank"), whose address is 226 Airport Parkway,
                                                            -------------------
San Jose, California 95110 and the party(ies) named above (jointly and
--------------------------
severally, "Borrower"), whose chief executive office is located at the above address ("Borrower's Address").

1. Loans. Bank will make loans to Borrower (the "Loans") in amounts determined by Bank in its reasonable business judgment up to the amount (the "Credit Limit") shown on the Schedule to this Agreement (the "Schedule"), provided no Event of Default and no event which, with notice or passage of time or both, would constitute an Event of Default is occurring or has occurred. All Loans and other monetary Obligations will bear interest at the rate shown on the Schedule. Interest will be payable monthly, on the date shown on the monthly billing from Bank. Bank may, in its discretion, charge Borrower's deposit accounts maintained with Bank for any amounts coming due under this Agreement.

2. Security Interest. As security for all present and future indebtedness, guarantees, liabilities, and other obligations, of Borrower to Bank (collectively, the "Obligations"), Borrower hereby grants Bank a continuing security interest in all of Borrower's right title and interest in and to any property now or hereafter described in an security agreement executed by Borrower to Bank as well as the following types of property, whether now owned or hereafter acquired, and wherever located (collectively, the "Collateral"): All "accounts", "general intangibles," "chattel paper, " "documents," "letters of credit," "instruments," "deposit accounts," "inventory," "farm products," "fixtures" and "equipment," as such terms are defined in Division 9 of the California Uniform Commercial Code in effect on the date hereof, and all products, proceeds and insurance proceeds of the foregoing.

3. Representations and Agreements of Borrower. Borrower represents to Bank as follows, and Borrower agrees that the following representations will continue to be true, and that Borrower will comply with all of the following agreements throughout the term of this Agreement:

3.1 Corporate Existence and Authority. Borrower, if a corporation, is and will continue to be, duly authorized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby have been duly and validly authorized, and do not violate any law or any provision of and are not grounds for acceleration under, any agreement or instrument which is binding upon Borrower.

3.2 Name: Places of Business. The name of Borrower set forth in this Agreement is its correct name. Borrower shall give Bank 15 days' prior written notice before changing its name. The address set forth in the heading to this Agreement is Borrower's chief executive office. In addition, Borrower has places of business and Collateral is located only at the locations set forth on the Schedule. Borrower will give Bank at least 15 days prior written notice before changing its chief executive office or locating the Collateral at any other location.

3.3 Collateral. Bank has and will at all times continue to have a first-priority perfected security interest in all of the Collateral other than specific equipment identified in existing filed or to be filed Financial Statements. Borrower will immediately advise Bank in writing of any material loss or damage to the Collateral.

3.4 Financial Condition and Statements. All financial statements now or in the future delivered to Bank have been, and will be prepared in conformity with generally accepted accounting principles. Since the last date covered by any such statement, there has been no material adverse change in the financial condition or business of Borrower. Borrower will provide Bank:
     (i) within 30 days after the end of each month, a monthly financial statement and Compliance Certificate prepared by Borrower, and such other information as Bank shall reasonably request:

     (ii) within 90 days following the end of Borrower's fiscal year beginning December 31, 1998, complete annual financial statements, certified by independent certified public accountants acceptable to Bank and accompanied by the unqualified report thereon by said independent certified public accountants: and (iii) other financial information reasonably requested by Bank from time to time.

3.5 Taxes: Compliance with Law. Borrower has filed, and will file, when due, all tax returns and reports required by applicable law, and Borrower has paid, and will pay, when due, all taxes, assessments, deposits and contributions now or in the future owed by Borrower. Borrower has complied, and will comply, in all material respects, with all applicable laws, rules and regulations.

3.6 Insurance. Borrower will at all times adequately insure all of the tangible personal property Collateral and carry such other business insurance as is customary in Borrower's industry. Bank will be designated as Loss Payee on all such insurance.

3.7 Access to Collateral and Books and Records. Prior to any disbursement, Bank to perform collateral audit of company books and records with results satisfactory to Bank. At reasonable times, on one business day's notice, Bank, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy Borrower's books and records.

3.8 Banking Relationship and Operating Accounts. Borrower shall maintain its primary operating deposit accounts with Bank. Borrower shall at all times maintain its primary banking relationship with Bank.

3.9 Additional Agreements. Borrower shall not, without Bank's prior written consent, do any of the following: (i) enter into any transaction outside the ordinary course of business except for the sale of capital stock to venture investors, provided that Borrower promptly delivers written notification to Bank of any such stock sale; (ii) sell or transfer any Collateral, except in the ordinary course of business; (iii) pay or declare any dividends on Borrower's stock (except for dividends payable solely in stock of Borrower); or (iv) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's stock other than the repurchase of up to five percent (5%) of Borrower's then issued stock in any fiscal year from Borrower's employees or directors pursuant to written agreements with Borrower.

3.10 Year 2000 Compliance. (i) Borrower affirmatively covenants that it will perform all acts reasonably necessary to ensure that (a) Borrower and any business in which Borrower holds a substantial interest, and (b) all customers, suppliers and vendors that are material to Borrower's business, become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all Borrower's systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems. As used in this paragraph, "Year 2000 Compliant" shall mean, in regard to any entity, that all software, hardware, firmware, equipment, goods or systems utilized by or material to the business operations or financial condition of such entity, will properly perform date sensitive functions before, during and after the year 2000. Borrower shall, immediately upon request, provide to the Bank such certifications or other evidence of Borrower's compliance with the terms to this paragraph as Bank may from time to time require.

     (ii) Borrower and its subsidiaries, as applicable, represent and warrant that they have reviewed the areas within their operations and business which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the Year 2000 Problem and have made related appropriate inquiry of material suppliers and vendors, and based on such review and program, the Year 2000 Problem will not have a material adverse effect upon their financial condition, operations or business as now conducted. "Year 2000 Problem" means the possibility that any computer applications or equipment used by Borrower may be unable to recognize and properly perform date sensitive functions involving certain dates prior to and any dates on or after December 31, 1999.

4. Term. This Agreement shall continue in effect until the maturity date set forth on the Schedule (the "Maturity Date"). This Agreement may be terminated, without penalty, prior to the Maturity Date as follows: (i) by Borrower, effective three business days after written notice of termination is given to Bank; or (ii) by Bank at any time after the occurrence of an Event of Default, without notice, effective immediately. On the Maturity Date or on any earlier effective date of termination, Borrower shall pay all Obligations in full, whether or not such Obligations are otherwise then due and payable. No termination shall in any way affect or impair any security interest or other right or remedy of Bank, nor shall any such termination relieve Borrower of any Obligation to Bank, until all of the Obligations have been paid and performed in full.

5. Covenants. On a monthly basis, the company is to maintain a minimum quick ratio of 1.00:1. For purposes of this credit facility, the quick ratio shall be calculated as cash plus accounts receivable divided by total current liabilities, with all debt issued under this facility included in the calculation as a current liability.

   The Company will be eligible to take a one time "covenant holiday", during which period the financial covenants will not apply, to begin at the Company's discretion and upon qualification, for a 90 day period or until the Company has received a minimum of $2,000,000 in a Series B round from institutional venture capital investor(s) acceptable to Bank, whichever is sooner. Once one of the previous two events has occurred, the Company must maintain the minimum quick ratio of 1.00:1.

       To qualify for the 90 day "covenant holiday", one of the following must occur:
       A) The Company must have received and accepted signed terms sheets for minimum of $2,000,000 in a Series B round from institutional venture capital investor(s) acceptable to Bank.
       B) The Bank has completed satisfactory due diligence with acceptable institutional venture capital investor(s) and is satisfied that the additional funding will be made available within the 90 day period.

   The availability of the "covenant holiday" option will expire once the Company has received the minimum of $2,000,000 in new equity. Therefore, in the event that the Company receives the new equity prior to ever having exercised the "covenant holiday" option, the "covenant holiday" option will be considered expired and the Company must maintain the 1.00:1 quick ratio.

6. Events of Default and Remedies. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement: (a) Any representation, statement, report or certificate given to Bank by Borrower or any of its officers, employees or agents, now or in the future, is untrue or misleading in a material respect; or (b) Borrower fails to pay when due any Loan or any interest thereon or any other monetary Obligation; or (c) the total Obligations outstanding at any time exceed the Credit Limit; or (d) Borrower fails to perform any other non-monetary Obligation, which failure is not cured within 5 business days after the date due; or (e) Dissolution, termination of existence, insolvency or business failure of Borrower or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by or against Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or (f) a material adverse change in the business, operations, or financial or other condition of Borrower. If an Event of Default occurs, Bank, shall have the right to accelerate and declare all of the Obligations to be immediately due and payable, increase the interest rate by an additional five percent per annum, and exercise all rights and remedies recorded by applicable law. If any interest payment, principal payment or principal balance payment due from Borrower is delinquent ten or more days, Borrower agrees to pay Bank a late charge in the amount of 5% of the payment so due and unpaid, in addition to the payment; but nothing in this provision is to be construed as any obligation on the part of Bank to accept payment of any payment past due or less than the total unpaid principal balance after maturity. All payments shall be applied first to any late charges owing, then to interest and the remainder, if any, to principal.

7. General. If any provision of this Agreement is held to be unenforceable, the remainder of this Agreement shall still continue in full force and effect. This Agreement and any other written agreements, documents and instruments executed in connection herewith are the complete agreement between Borrower and Bank and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral understandings, representations or agreements between the parties which are not in this Agreement or in other written agreements signed by the parties in connection this Agreement. The failure of Bank at any time to require Borrower to comply strictly with any of the provisions of this Agreement shall not waive Bank's right later to demand and receive strict compliance. Any waiver of a default shall not waive any other default. None of the provisions of this Agreement may be waived except by a specific written waiver signed by an officer of Bank and delivered to Borrower. The provisions of this Agreement may not be amended, except in a writing signed by Borrower and Bank. Borrower shall reimburse Bank for all reasonable attorney's fees and all other reasonable costs incurred by Bank, in connection with this Agreement (whether or not a lawsuit is filed) including any post petition bankruptcy activities. If Bank or Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party shall be entitled to recover its reasonable costs and attorney's fees from the non-prevailing party. Borrower may not assign any rights under this Agreement without Bank's prior written consent. This Agreement shall be governed by the laws of the State of California to the jurisdiction of whose courts Borrower hereby agrees to submit.

8. Mutual Waiver of Jury Trial. BORROWER AND BANK EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF BANK OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR AFFILIATES.

[ILLEGIBLE]     Controversy, dispute or claim ("Claim between the parties
arising out of or relating to this Agreement, which is not settled in writing within ten days after the "Claim Date" (defined as the date on which a party gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in Los Angeles, California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any Claim, including whether such Claim is subject to the reference proceeding and the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court of Los Angeles (the "Court"). The referee shall be a retired Judge selected by mutual agreement of the parties, and if they cannot so agree within thirty days after the Claim Date, the referee shall be selected by the Presiding Judge of the Court. The referee shall be appointed to sit as a temporary judge, as authorized by law. The referee shall (a) be requested to set the matter for hearing within sixy (60) days after the Claim Date and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall entered pursuant to CCP 644 in the Court. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and, request for production or inspection of documents shall be responded to within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties.

b. The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single jugement at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties expressly reserve the right to findings of fact, conclusions of law, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

         Borrower:       MinderSoft, Inc.

         By:     /s/ Stephen R. Chapin, Jr.
            -----------------------------------------
            Stephen R. Chapin, Jr., President and CEO



         Bank:           IMPERIAL BANK

         By:
            -----------------------------------------
            Bradley Steele, Assistance Vice President

      IMPERIAL BANK
---------------------------
Innovative Business Banking
      Member FDIC

Master Schedule to Starter Kit Loan and Security Agreement

BORROWER: LifeMinders.com, Inc.
          ---------------------

DATE:     November 10, 1998
          ------------------

     This Schedule is Incorporated into and an integral part of the Starter Kit Loan and Security Agreement between Imperial Bank ("Bank") and the above-named Borrower of even date.
Credit Limit (Aggregate)
(Section 1):  $1,000,000.00, including a $150,000 Business Bankcard Sublimit,
              -------------
StarterKit Loan Facility ("Loan"), limited to $600,000 until receipt by Borrower of a minimum of $1,000,000 in new equity from institutional venture capital investor(s) acceptable to Bank.

Interest Rate (Section 1):   The rate equal to Bank's Prime Rate plus 1.00% in
                             effect from time to time per year. Interest shall be calculated on the basis of a 360 day year for the actual number of days elapsed. The Prime Rate shall be the rate announced from time to time by Bank as its "Prime Rate;" as a base rate upon which other rates charged by Bank are based, and it is not necessarily the best rate available at Bank.
                             The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate

Maturity Date (Section 4);   November 10, 1999 for working capital loans.
                             -------------------------------------------

Other Locations and Addresses
(Section 3.2):
                             --------------------------------------------------

                             --------------------------------------------------

Other Agreements:            1. Loan Fee. Borrower shall concurrently pay Bank a
                                non-refundable Loan Fee in the amount of $2,000.00.

                             2. $2,000 for initial $600,000. Additional fee of
                                $2,000 payable prior to borrowings exceeding
                                $600,000.

                             3. In addition to fee and upon exercise of
                                "covenant holiday" described below, the Company will provide warrants, with an exercise price at price of most recent equity round, equal to 5% of $600,000 ($30,000). Warrant documents attached.



LifeMinders.com, Inc.                    IMPERIAL BANK

By: /s/ Stephen R. Chapin, Jr.     By: /s/ Bradley H. Steele
   ---------------------------        -------------------------

Name: Stephen R. Chapin, Jr.       Name: Bradley H. Steele
     -------------------------          -----------------------

Title: President and CEO           Title: AVP
      ------------------------           ----------------------

       IMPERIAL BANK
---------------------------
Innovative Business Banking
        Member FDIC

Master Schedule to Starter Kit Loan and Security Agreement

BORROWER: MinderSoft, Inc.
          ----------------

DATE:     November 10, 1998
          -----------------

      This Schedule is incorporated into and an integral part of the Starter Kit Loan and Security Agreement between Imperial Bank ("Bank") and the above-named Borrower of even date.

Credit Limit (Aggregate)
(Section 1):           $1,000,000.00 StarterKit Loan Facility ("Loan"), limited
                       -------------
                       to $600,000 until receipt by Borrower of a minimum of $1,000,000 in new equity from institutional venture capital investor(s) acceptable to Bank.

Interest Rate (Section 1):     The rate equal to Bank's Prime Rate plus 1.00% in
                               effect from time to time per year. Interest shall be calculated on the basis of a 360 day year for the actual number of days elapsed. The Prime Rate shall be the rate announced from time to time by Bank as its "Prime Rate;" as a base rate upon which other rates charged by Bank are based, and it is not necessarily the best rate available at Bank. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

Maturity Date (Section 4):     November 10, 1999 for working capital loans.
                               --------------------------------------------

Other Locations and Addresses
(Section 3.2):                 ________________________________________________

                               ________________________________________________

                               ________________________________________________

                               ________________________________________________


Other Agreements:              1. Loan Fee. Borrower shall concurrently pay Bank
                                  a non-refundable Loan Fee in the amount of $2,000.00.

                               2. $2,000 for initial $600,000. Additional fee of
                                  $2,000 payable prior to borrowings exceeding
                                  $600,000.

                               3. In addition to fee and upon exercise of
                                  "covenant holiday" described below, the
                                  Company will provide warrants, with an
                                  exercise price at price of most recent equity round, equal to 5% of $600,000 ($30,000).
                                  Warrant documents attached.

MinderSoft, Inc.                    IMPERIAL BANK

By: /s/ Stephen P. Chapin, Jr.      By:
   --------------------------------    ----------------------------------------
   Stephen P. Chapin, Jr.              Bradley Steele, Assistant Vice President
   President & CEO

IMPERIAL BANK
Member FDIC

                                                                   March 09,1999
226 Airport Parkway
San Jose, CA 95110

                                                 Borrower: LifeMinders.com, Inc.
Subject: Credit Terms and Conditions
("Agreement")

Gentlemen:

To induce you to make loans to the undersigned (herein called "Borrower"), and in consideration of any loan or loans you, in your sole discretion, may make to Borrower, Borrower warrants and agrees as follows:

A. Borrower represents and warrants that:
   1. Existence and Rights.
      Borrower is a Maryland corporation.

Borrower us duly organized and existing and in good standing under the laws of the State of Maryland and is authorized and in good standing to do business in the State of Virginia. Borrower has powers and adequate authority, rights and franchises to own its property and to carry on its business as now conducted, and is duly qualified and in good standing in each State in which the character of the properties owned by it therein or the conduct of its business makes such qualification necessary, and Borrower has the power and adequate authority to make and carry out this Agreement. Borrower has no investment in any other business entity.
   2. Agreement Authorized. The execution, delivery, and performance of this Agreement are duly authorized and do not require the consent or approval of any governmental body or other regulatory authority; are not in contravention of or in conflict with any law or regulation or any term or provision of Borrower's articles or incorporation, by-laws, or Articles or Association, as the case may be, and this Agreement is the valid, binding and legally enforceable obligation of Borrower in accordance with its terms.
   3. No Conflict. The execution, delivery and performance of this Agreement are not in contravention of or in conflict with any agreement, indenture or undertaking to which Borrower is a party or by which it or any or its property may be bound or affected, and do not cause any lien, charge or other encumbrance to be created or imposed upon any such property by reason thereof.
   4. Litigation. There is no litigation or other proceeding pending or threatened against or affecting Borrower, and Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority.
   5. Financial Condition. The balance sheet of Borrower as of December 31, 1998, and the related profit and loss statement for the 12 months ended on that date, a copy of which has heretofore been delivered to you by Borrower, and all other statements and data submitted in writing by Borrower to you in connection with this request for credit are true and correct, and said balance sheet and profit and loss statement truly present the financial condition of Borrower as of the date thereof and the results of the operations of Borrower for the period covered thereby, and have been prepared in accordance with generally accepted accounting principles on a basis consistently maintained. Since such date there have been no materially adverse changes in the financial condition or business of Borrower. Borrower has no knowledge of any liabilities, contingent or otherwise, at such date not reflected in said balance sheet, and Borrower has not entered into any special commitments or substantial contracts which are not reflected in said balance sheet, other than in the ordinary and normal course of its business, which may have a materially adverse effect upon its financial condition, operations or business as now conducted.
   6. Title to Assets. Borrower has good title to its assets, and the same are not subject to any liens or encumbrances other than those permitted by Section
C.3 hereof.
   7. Tax Status. Borrower has no liability for any delinquent state, local or federal taxes, and if Borrower has contracted with any government agency, Borrower has no liability for renegotiation of profits.
   8. Trademarks, Patents. Borrower, as of the date hereof, possesses all necessary trademarks, trade names, copyrights, patents, patent rights, and licenses to conduct its business as now operated without any known conflict with the valid trademarks, trade names, copyrights, patents and license rights of others.
   9. Regulation U. The proceeds of this loan shall not be used to purchase or carry margin stock (as defined with Regulation U of the Board of Governors of the Federal Reserve System).
  10. Year 2000 Compliance. Borrower has reviewed the areas within their operations and business which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the Year 2000 Problem and have made related appropriate inquiry of material suppliers and vendors, and based on such review and program, the Year 2000 Problem will not have a material adverse effect upon its financial condition, operations or business as now conducted. "Year 2000 Problem" means the risk that any computer applications used by Borrower may be unable to recognize and properly perform date-sensitive functions involving certain dates prior to and any dates on or after December 31, 1999.

B. Borrower agrees that so long as it is indebted to you, it will, unless you shall otherwise consent in writing:

   1. Rights and Facilities. Maintain and preserve all rights, franchises and other authority adequate for the conduct of its business; maintain its properties, equipment and facilities in good order and repair; conduct its business in an orderly manner without voluntary interruption and, if a corporation or partnership, maintain and preserve its existence.
   2. Insurance. Maintain public liability, property damage and workers' compensation insurance and insurance on all its insurable property against fire and other hazards with responsible insurance carriers to the extent usually maintained by similar businesses.
   3. Taxes and Other Liabilities. Pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental charges upon or against it or any of its properties, and all its other liabilities at any time existing, except to the extent and so long as:
(a) The same are being contested in good faith and by appropriate proceedings in such manners as not to cause any materially adverse effect upon its financial condition or the loss of any right of redemption from any sale thereunder, and
(b) it shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting practice) deemed by it adequate with respect thereto.

   4. Records and Reports. Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles on a basis consistently maintained; permit your representatives to have access to, and to examine its properties, books and records at all reasonable times; and furnish you:
(a) As soon as available, and in any event within 30 days after the close of each month for each fiscal year of Borrower, commencing with the month next ending, a balance sheet, profit and loss statement and reconciliation of Borrower's capital accounts as of the close of such period and covering operations for the portion of Borrower's fiscal year ending on the last day of such period, all in reasonable detail and stating in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower and certified by an appropriate officer of Borrower, subject, however, to year-end audit adjustments;
(b) As soon as available, and in any event within 90 days after the close of each fiscal year of Borrower, a report of audited annual statements of Company as of the close of and for such fiscal year, all in reasonable detail and stating in comparative form the figures as of the close of and for the previous fiscal year, with the unqualified opinion of accountants satisfactory to you.
(c) Within 30 days after the close of each month of each fiscal year of Borrower, a certificate by chief financial officer or partner of Borrower, stating that Borrower has performed and observed each and every covenant contained in this Letter of Inducement to formed by it and that no event has occurred and no condition then exists constitutes an event of default hereunder or would constitute such an event of default upon the lapse of time or upon the giving of notice and the lapse of time specified herein, or, if any such event has occurred or any such condition exists, specifying the nature thereof;

(d) Promptly after the receipt thereof by Borrower, copies of any detailed audit reports submitted to Borrower by independent accountants in connection with each annual or interim audit of the accounts of Borrower made by such accountants;

(e) Promptly after the same are available, copies of all such proxy statements, financial statements and reports as Borrower shall send to its stockholders, if any, and copies of all reports which Borrower may file with the Securities and Exchange Commission or any governmental authority at any time substituted therefor; and

(f) Such other information relating to the affairs of Borrower as you reasonably may request from time to time.

(g) Notice of Default. Promptly notify the Bank in writing of the occurrence of any event of default hereunder or any event which upon notice and lapse of time would be an event of default.

5. Year 2000 Compliance. Borrower shall perform all acts reasonably necessary to ensure that (a) Borrower and any business in which Borrower holds a substantial interest, and (b) all customers, suppliers and vendors that are material to Borrower's business, become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all Borrower's systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems.
As used in this paragraph, "Year 2000 Compliant" shall mean, in regard to any entity, that all software, hardware, firmware, equipment, goods or systems utilized by or material to the business operations or financial condition of such entity will properly perform date sensitive functions before, during and after the year 2000. Borrower shall, immediately upon request, provide to Agent such certifications or other evidence of Borrower's compliance with the terms of this paragraph as Bank may from time to time require.

C. Borrower agrees that so long as it is indebted to you, it will not, without your written consent:

     1. Type of Business; Management. Make any substantial change in the character of its business; or make any change in its executive management.

     2. Outside Indebtedness. Create, incur, assume or permit to exist any indebtedness for borrowed moneys other than loans from you except obligations now existing as shown in financial statement date December 31, 1998, excluding those being refinanced by your bank; or sell or transfer, either with or without recourse, any accounts or notes receivable or any moneys due to become due.

     3. Liens and Encumbrances. Create, incur, or assume any mortgage, pledge encumbrances, lien or charge of any kind (including the charge upon property at any time purchased or acquired under conditional sale or other title retention agreement) upon any asset now owned or hereafter acquired by it including but not limited to intellectual property, other than liens for taxes not delinquent and liens in your favor.

    4. Loans, Investments, Secondary Liabilities. Make any loans or advances to any person or other entity other than in the ordinary and normal course of its business as now conducted or make any investment in securities other than United States Government Treasuries or Agencies, Imperial Bank sponsored paper, or the Monarch Money Market Funds; or guarantee or otherwise become liable upon the obligation of any person or other entity, except by endorsement of negotiable instruments for deposit or collection in the ordinary and normal course of its business.

    5. Acquisition or Sale of Business; Merger or Consolidation. Purchase or otherwise acquire the assets or business of any person or other entity; or liquidate, dissolve, merge or consolidate, or commence any proceedings therefor; or sell any assets except in the ordinary and normal course of its business as now conducted; or sell, lease, assign, or transfer any substantial part of its business or fixed assets, or any property or other assets necessary for the continuance of its business as now conducted including without limitation the selling of any property or other asset accompanied by the leasing back of the same.

    6. Dividends, Stock Payments. If a corporation, declare or pay any dividend (other than dividends payable in common stock of Borrower) or make any other distribution on any of its capital stock now outstanding or hereafter issued or purchase, redeem or retire any of such stock.

D.  The occurrer      any one of the following events of default shall, at your
option, terminate your commitment to lend and make all sums of principal and interest then remaining unpaid on all Borrower's indebtedness to you immediately due and payable, all without demand, presentment or notice, all of which are hereby expressly waived.

    1. Failure to Pay. Failure to pay any installment of principal or of interest on any indebtedness or Borrower to you.

    2. Breach of Covenant. Failure of Borrower to perform any other terms or conditions of this Agreement or any other agreement, including but not limited to that Starter Kit Loan and Security Agreement dated November 1998 ("Starter Kit") between Borrower and Bank binding upon Borrower.

    3. Breach of Warranty. Any of Borrower's representations or warranties made herein or any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false or misleading in any material respect.

    4. Insolvency; Receiver or Trustee. Borrower shall become insolvent; or admit its inability to pay its debts as they mature; or make an assignment for the benefit of creditors; or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business.

    5. Judgments, Attachments. Any money judgement, write or warrant of attachment, or similar process shall be entered or filed against Borrower or any of its assets and shall remain unvacated unbonded or unstayed for a period of 10 days or in any event later than five days prior to the date of any proposed sale thereunder.

    6. Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against Borrower and, if instituted against it shall consented to.

E.  Miscellaneous Provisions.

    1. Failure or indulgence Not Waiver. No failure or delay on the part of your Bank or any holder of Notes issued hereunder, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or any other right, power or privilege. All rights and remedies existing under this agreement or any note issued in connection with a loan that your Bank may make hereunder, are cumulative to, and not exclusive of, any rights or remedies otherwise available.

    2. Mutual Waiver of Jury Trial. BORROWER AND BANK EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF BANK OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR AFFILIATES.

    3. Reference Proceedings. Each controversy, dispute or claim ("Claim") between the parties arising out of or relating to this Agreement shall be settled in accordance with the Reference Proceedings contained in the Starter Kit.

    4. Conflict. In the event of a conflict between this Agreement and the Starter Kit, the terms in the starter Kit shall take precedence. The Commitment Letter dated March 1, 1999, and all amends thereto and replacements therefor, is attached hereto and incorporated herein by this reference for additional terms. In the event of a conflict between this Agreement and the Letter, the terms in the Letter shall take precedence.

                                         LifeMinders.com, Inc.


                                         By/s/
                                           -------------------------------
                                           (Authorized Signature)


                                           /s/Stephen R. Chapin, JR.
                                         By-------------------------------
                                               (Print Name)


                                            /s/
                                          By------------------------------
                                                (Title)

Borrower: LIFEMINDERS.COM, INC., A MARYLAND
          CORPORATION
          694 SPRING STREET
          HERNDON, VA 20170

Lender:   Imperial Bank
          Mid Atlantic Regional Office
          226 Airport Parkway
          San Jose, CA 95110-1024

THIS COMMERCIAL SECURITY AGREEMENT is entered into between LIFEMINDERS.COM, INC., A MARYLAND CORPORATION (referred to below as "Grantor"); and Imperial Bank (referred to below as "Lender"). For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     Agreement. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

     Collateral. The word "Collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

          All personal property of Obligor (herein referred to as "Obligor" or "Debtor") whether presently existing or hereafter created, written, produced or acquired, including, but not limited to: (i) all accounts receivable, accounts, chattel paper, contract rights (including, without limitation, royalty agreements, license agreements and distribution agreements), documents, instruments, money, deposit accounts and general intangibles including, without limitation, returns, repossessions, books and records relating thereto, and equipment containing said books and records, all investment property including securities and securities entitlements (ii) all software, computer source codes and other computer programs (collectively, the "Software Products"), and all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, United States of America and foreign, obtained or to be obtained on or in connection with the Software Products, or any parts thereof or any underlying or component elements of the Software Products together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Bank (herein referred to as "Bank" or "Secured Party") to sue in its own name and/or in the name of the Debtor for past, present and future infringements of copyright, (iii) all goods including, without limitation, equipment and inventory (including, without limitation, all export inventory), (iv) all guarantees and other security therefor, (v) all trademarks, service marks, trade names and service names and the goodwill associated therewith, (vi)
          (a) all patents and patent applications filed in the United States Patent and Trademark Office or any similar Office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (b) licenses pertaining to any patent whether Debtor is licensor or licensee, (c) all income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (d) the right (but not the obligation) to sue for past, present and future infringements thereof, (e) all rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (f) the reissues, divisions, continuations, renewals, extensions and continuations-in-part with any of the foregoing (all of the foregoing patents and applications and interests under patent license agreements, together with the items described in clauses (a) through
          (f) in this paragraph are sometimes herein individually and collectively referred to as the "Patents"), and (vii) all products and proceeds including, without limitation, insurance proceeds, of any of the foregoing

     In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

          (a) All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitutions for any property described above.

          (b) All products and produce of any of the property described in this Collateral section.

          (c) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral Section.

          (d) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the properly described in this Collateral section.

          (e) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

     Event of Default. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

     Grantor. The word "Grantor" means LIFEMINDERS.COM, INC., A MARYLAND CORPORATION, Its successors and assigns.

     Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the indebtedness and their personal representatives, successors and assigns.

     Indebtedness. The word "indebtedness" means the indebtedness evidenced by the Note, including all principal, interest, and Fees, costs, and expenses, if any, together with all modifications of and renewals, replacements and substitutions for any of the foregoing. "Indebtedness" also includes all other present and future liabilities and obligations of Grantor to Lender, whether direct or indirect, matured or unmatured, and whether absolute or contingent, joint, several or joint and several, and no matter how the same may be evidenced or shall arise. (Initial Here illegible)
                                                    ---------

     Lender. The word "Lender" means Imperial Bank, its successors and assigns.

     Note. The word "Note" means the note or credit agreement dated March 9, 1999, in the principal amount of $200,000.00 from LIFEMINDERS.COM, INC., A MARYLAND CORPORATION to Lender, together with all modifications of and renewals, replacements and substitutions for the note or credit agreement.

     Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

RIGHT OF SETOFF. Grantor hereby grants Lender a contractual security interest in and hereby assigns, conveys, delivers, pledges, and transfers all of Grantor's right, title and interest in and to Grantor's accounts with Lender (whether checking, savings, or some other account), including all accounts held jointly with someone else and all accounts Grantor may open in the future, excluding, however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all indebtedness against any and all such accounts.

OBLIGATIONS OF GRANTOR. Grantor warrants and covenants to Lender as follows:

     Organization. Grantor is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Maryland.

     Authorization. The execution, delivery, and performance of this Agreement by Grantor have been duly authorized by all necessary action by Grantor and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Grantor or (b) any law, governmental regulation, court decree, or order applicable to Grantor.

Perfection of Security Interest. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor promptly will notify Lender before any change in Grantor's name including any change to the assumed business names of Grantor. This is a continuing Security Agreement and will continue in effect even though all or any part of the indebtedness is paid in full and even though for a period of time Grantor may not be indebted to Lender.

No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral.

Location of the Collateral. Grantor, upon request of Lender, will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (a) all real property owned or being purchased by Grantor; (b) all real property being rented or leased by Grantor; (c) all storage facilities owned, rented, leased, or being used by Grantor; and (d) all other properties where Collateral is or may be located. Except in the ordinary course of its business, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender.

Removal of Collateral. Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the Commonwealth of Virginia, without the prior written consent of Lender.

Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

Title. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

Collateral Schedules and Locations. Insofar as the Collateral consists of inventory, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to identify the nature, extent, and location of such Collateral. Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

Maintenance and Inspection of Collateral. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located.

Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

Compliance With Governmental Requirements. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the indebtedness and the satisfaction of this Agreement.

Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis acceptable to Lender and issued by a company or companies acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. In no event shall the insurance be in an amount less than the amount agreed upon in the Agreement to Provide Insurance. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

Application of Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualy. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (a) the name of the insurer;
(b) the risks insured; (c) the amount of the policy; (d) the property insured;
(e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (f) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually)
     have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

GRANTOR'S RIGHT TO POSSESSION. Until default, Grantor may have possession of the tangible personal property end beneficial use of all the Collateral and may use it in any lawful manner not Inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security Interest in such Collateral. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and, at Lender's option, will
(a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

     Default on Indebtedness. Failure of Grantor to make any payment when due on the Indebtedness.

     Other Defaults. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained In this Agreement or in any of the Related Documents or in any other agreement between Lender and Grantor.

     False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Agreement, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

     Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (Including failure of any collateral documents to create a valid and perfected security interest or lien) at any time end for any reason.

     Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

     Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the indebtedness. This includes a garnishment of any of Grantor's deposit accounts with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or such Guarantor dies or becomes incompetent. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

     Adverse Change. A material adverse change occurs In Grantor's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

     Insecurity. Lender, in good faith, deems itself insecure.

     Right to Cure. If any default, other than a Default on Indebtedness, is curable and if Grantor has not been given a prior notice of a breach of the same provision of this Agreement, it may be cured (and no Event of Default will have occurred) if Grantor, after Lender sends written notice demanding cure of such default, (a) cures the default within ten (10) days; or (b), if the cure requires more than ten (10) days, immediately Initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Virginia Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

     Accelerate indebtedness. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice.

     Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

     Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

     Appoint Receiver. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver; (a) Lender may have a receiver appointed as a matter of right,
     (b) the receiver may be an employee of Lender and may serve without bond, and (c) all fees of the receiver and his or her attorney shall become part of the indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

     Collect Revenues, Apply Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in its discretion transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the indebtedness or apply it to payment of the indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, chooses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

     Obtain Deficiency. If Lender chooses to sell any or all of the Collateral, Lender may obtain a Judgment against Grantor for any deficiency, remaining on the indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement.
     Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

     Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

     Cumulative Remedies. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by

================================================================================

     the party or parties sought to be charged or bound by the alteration or amendment.

     Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of California. If there Is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County. the State of California. Lender and Grantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lander or Grantor against the other. (initial Here [ILLEGIBLE SIGNATURE APPEARS HERE]) This Agreement shall be governed by and construed In accordance with the laws of the State of California.

     Attorney's Fees; Expenses. Grantor agrees that if Lender hires an attorney to help enforce this Agreement or to collect any sums owing under this Agreement, Grantor will pay, subject to any limits under applicable law, Lender's attorneys' fees, and all of Lender's other collection expenses, whether or not there is a lawsuit and including without limitation additional legal expenses for bankruptcy proceedings.

     Caption Headings. Caption headings In this Agreement are for convenience purposes only and are not to be used to Interpret or define the provisions of this Agreement,

     Multiple Parties; Corporate Authority. All obligations of Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each of the persons signing below is responsible for all obligations in this Agreement.

     Notices. All notices required to be given under this Agreement shall be given In writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered if hand delivered or when deposited with a nationally recognized overnight courier or deposited as certified or registered mall in the Untied States mail, first class, postage prepaid, addressed to the party to whom the notice Is to be given at the address shown above. Any party may change Its address for notices under thIs Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, it there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Lender informed at all times of Grantor's current address(es).

     Power of Attorney. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral: (b) to execute, sign and endorse any and all claims, Instruments, receipts, checks, drafts or warrants issued In payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or Institute or take part In any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

     Severability. If a court of competent Jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision Invalid or unenforceable as to any other persons or circumstances, If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity: however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     Successor Interests. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit et the parties, their successors and assigns.

     Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lander is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent Is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

INTELLECTUAL PROPERTY. To the extent that Obliger acquires any trademarks, service marks, trade names and service names and/or the goodwill associated therewith, copyrights, patents and/or patent applications (collectively "Intellectual Property"), Obliger shall give prompt notice thereof to Bank and shall take any and all actions reasonably requested from time to time by Bank to perfect Obliger's interest in such Intellectual Property and to perfect Bank's first priority security interest therein. Without limiting the generality of the foregoing, the Obliger further agrees as follows: Upon Obliger creating, writing, producing or requiring any material software, computer source codes or ether computer programs (collectively, the "Software"), Obliger shall promptly register such Software with the U.S. Copyright Office before selling or licensing the Software, and to the extent Obliger's rights therein are acquired from any third party, Obliger shall promptly upon such acquisition file with the U.S. Copyright Office any and all documents necessary to perfect Obligor's fights therein. Upon Obliger creating, writing, producing or otherwise acquiring any material Software, Obligor shall give prompt notice thereof to Bank. Obliger shall execute and deliver to Bank any and all copyright mortgages, UCO financing statements and other documents and Instruments which Bank may request in connection with the Bank perfecting it's first priority security Interest In such Software.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. This AGREEMENT IS DATED MARCH 9, 1999.

GRANTOR:

LIFEMINDERS.COM, INC., A MARYLAND CORPORATION

X [ILLEGIBLE SIGNATURE APPEARS HERE]
 ---------------------------------------
   Authorized Officer

================================================================================

                        CORPORATE RESOLUTION TO BORROW

------------------------------------------------------------------------------------------------------------------------------------
   Principal       Loan Date       Maturity       Loan No.      Call       Collateral       Account       Officer       Initials
$1,350,000.00      08-18-1999     11-10-1999     739000013                                  629815          425
------------------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------------------

Borrower: LIFEMINDERS.COM, INC., A MARYLAND Lender: Imperial Bank
          CORPORATION                               Mid Atlantic Regional Office
          1110 HERNDON PARKWAY, SUITE 300           226 Airport Parkway
          HERNDON, VA  20170                        San Jose, CA  95110-1024
================================================================================

I, the undersigned Secretary or Assistant Secretary of LIFEMINDERS.COM, INC., A MARYLAND CORPORATION (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Maryland as a corporation for profit, with its principal office at 1110 HERNDON PARKWAY, SUITE 300, HERNDON, VA 20170.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on Aug. 19, 1999, at which quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAMES                     POSITIONS                  ACTUAL SIGNATURES
-----                     ---------                  -----------------

STEPHEN R. CHAPIN, JR.    PRESIDENT & CEO            /s/ STEPHEN R. CHAPIN JR.

JOHN CHAPIN               SR. VICE PRESIDENT
                          & SECRETARY                /s/ JOHN CHAPIN

JAMES M. ZINN             CFO                        /s/ JAMES M. ZINN

acting for and on behalf of the Corporation and as its act and deed be, and they hereby are, authorized and empowered:

   Borrow Money. To borrow from time to time from Imperial Bank ("Lender"), on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed; however, not exceeding at any one time the amount of One Million Five Hundred Fifty Thousand & 00/100 Dollars ($1,550,000.00), in addition to such sum or sums of money as may be currently borrowed by the Corporation from Lender.

   Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of credit accommodations of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

   Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered.

   Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be required by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

   Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

   Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions. The following person or persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives written notice of revocation of their authority: STEPHEN R. CHAPIN, JR., PRESIDENT & CEO; JOHN CHAPIN, SR. VICE PRESIDENT & SECRETARY; and JAMES M. ZINN, CFO.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

BE IT FURTHER RESOLVED, that the Corporation will notify Lenders in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation, (d) change in the authorized signer(s), (e) conversion of the Corporation to a new or different type of business entity, or
(f) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

SIGNATURE AUTHORIZATION. An exhibit, titled "SIGNATURE AUTHORIZATION," is attached to this Resolution and by this reference is made a part of this Resolution just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Resolution.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever. The Corporation has no corporate seal, and therefore, no seal is affixed to this certificate.

IN TESTIMONY WHEREOF, I have hereunto set my hand on August 18, 1999 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                    CERTIFIED TO AND ATTESTED BY:

                                    /s/ John Chapin
                                    ---------------------------------------

                                    ---------------------------------------

NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, it is advisable to have this certificate signed by a second Officer or Director of the Corporation.

[LOGO OF IMPERIAL BANK APPEARS HERE]

                               PROMISSORRY NOTE

-----------------------------------------------------------------------------------------------------------------------
 Principal        Loan Date     Maturity       Loan No       Call    Collateral      Account     Officer      Initials
                                                                                                             [Initials
$200,000.00      03-09-1999    11-09-2001     739000013                              629815        425     appear here]
-----------------------------------------------------------------------------------------------------------------------
  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
-----------------------------------------------------------------------------------------------------------------------

Borrower:  LIFEMINDERS.COM INC., A MARYLAND        Lender:   Imperial Bank
           CORPORATION                                       Mid Atlantic Regional Office
           694 SPRING STREET                                 226 Airport Parkway
           HERNDON, VA 20170                                 San Jose, CA 95110-1024

=======================================================================================================================
Principal Amount: $200,000.00                 Initial Rate:  8.750%                       Date of Note: March 9, 1999

PROMISE TO PAY. LIFEMINDERS.COM, INC., A MARYLAND CORPORATION ("Borrower") promises to pay to Imperial Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Two Hundred Thousand & 00/100 Dollars ($200,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in accordance with the following payment schedule:

       Advances under the Note shall be available through November 10, 1999 ("Draw Period"). During the draw period, interest only shall be due monthly beginning April 10, 1999. On November 10, 1999, the outstanding principal balance of the advances under the Note shall be payable monthly in 24 equal payments of principal based on an amortization period of 24 months plus accrued interest beginning December 10, 1999. All principal and accrued but unpaid interest shall in any event be due and payable on or before November 9, 2001.

The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Imperial Bank Prime Rate (the "Index"). The Prime Rate is the rate announced by Lender as its Prime Rate of Interest from time to time. Lender will tell Borrower the current index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. The index currently is 7.750%. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 1.000 percentage point over the index, resulting in an initial rate of 8.750%. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT; MINIMUM INTEREST CHARGE. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a minimum interest charge of $250.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower falls to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws.
(e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired. (h) Lender in good faith deems itself insecure.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within ten (10) days; or (b) if the cure requires more than ten (10) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the variable interest rate on this Note to 6.000 percentage points over the Index, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until at the rate provided in this Note (including any increased rate). Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorney's fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, the State of California. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. (Initial Here Initials Appear Here) This
                                                    --------------------
Note shall be governed by and construed in accordance with the laws of the State of California.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (wether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

LINE OF CREDIT. This Note evidences a straight line of credit. Once the total amount of principal has been advanced, Borrower is not entitled to further loan advances. Advances under this Note may be requested orally by Borrower or by an authorized person. All oral requests shall be confirmed in writing on the day of the request. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: STEPHEN R. CHAPIN, JR., PRESIDENT & CEO; and JOHN CHAPIN, SR. VICE PRESIDENT & SECRETARY. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

                                PROMISSORY NOTE                          Page 2
                                  (Continued)

================================================================================

CREDIT TERMS AND CONDITIONS AGREEMENT. This Note is subject to the provisions of the Credit Terms and Conditions Agreement dated March 9, 1999, and all amendments thereto and replacements therefor.

YEAR 2000 COMPLIANCE. Borrower affirmatively covenants that it will perform all acts reasonably necessary to ensure that (a) Borrower and any business in which Borrower holds a substantial interest, and (b) all customers, suppliers and vendors that are material to Borrower's business, become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all Borrower's systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems. As used in this paragraph, "Year 2000 Compliant" shall mean, in regard to any entity, that all software, hardware, firmware, equipment, goods or systems utilized by or material to the business operations or financial condition of such entity, will properly perform date sensitive functions before, during and after the year 2000. Borrower shall, immediately upon request, provide to Bank such certifications or other evidence of Borrower's compliance with the terms of this paragraph as Bank may from time to time require.

REPRESENTAION REGARDING YEAR 2000 COMPLIANCE. Borrower and its subsidiaries, as applicable, represent and warrant that they have reviewed the areas within their operations and business which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the Year 2000 Problem and have made related appropriate inquiry of material suppliers and vendors, and based on such review and program, the Year 2000 Problem will not have a material adverse effect upon their financial condition, operations or business as now conducted. "Year 2000 Problem" means the possibility that any computer applications or equipment used by Borrower may be unable to recognize and properly perform date sensitive functions involving certain dates prior to and any dates on or after December 31, 1999.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

LIFEMINDERS.COM, INC., A MARYLAND CORPORATION

X [SIGNATURE APPEARS HERE]
-------------------------------------
Authorized Officer

================================================================================

--------------------------------------------------------------------------------

                STANDBY LETTER OF CREDIT AND SECURITY AGREEMENT


The undersigned ("Customer") applies to Imperial Bank ("Bank") for a loan (the "Loan") in the principal amount of *****************ONE HUNDRED THOUSAND DOLLARS
                                   ---------------------------------------------
AND NO/100******************************** DOLLARS ($100,000.00       ) subject
------------------------------------------           -----------------
to the following terms and conditions: (If the standby letter of credit is issued in a foreign currency, the principal of the Loan will be the U.S. Dollar equivalent of the foreign currency amount, converted at the rate of exchange on the date of drawing.)

     1. The Loan shall be disbursed only by means of drawings under the Letter of Credit, for which application appears on the reverse hereof.

     2. If Customer has not executed and delivered a promissory note to Bank for said Loan, each advance which is disbursed as provided in Paragraph 1 shall be payable on demand and bear interest payable monthly at a rate per year (based
on a three hundred sixty (360) day year and actual days elapsed  0.00    percent
                                                                --------
 (0.00     %) in excess of the rate that Bank has announced to be its
-----------
prime rate ("Prime Rate") and shall vary concurrently with any change in the Prime Rate.

     3.   Customer shall pay to Bank its commission, payable in advance,
computed from the date hereof at the rate of     Two      percent (2.00  %) per
                                             -------------        ---------
year (based on a three hundred sixty (360) day year and actual days elapsed) for the entire life of the Letter of Credit. There shall be no refund of any portion of the commission in the event the Letter of Credit commitment expires, is reduced, terminated or otherwise modified.

     4. Customer agrees to pay to Bank, on demand, its commissions and fees in such amounts as Bank determines to be proper and all charges and expenses paid or incurred by Bank in connection with the Letter of Credit or the Loan, and interest at the rate set forth herein or, if no rate is set forth, 5% over Bank's Prime Rate as it may vary from time to time.

     5. Bank is hereby granted a security interest in (a) all property including, without limitation, deposit accounts (i) delivered to Bank by Customer, (ii) which shall be in Bank's possession or control in any matter or for any purpose, (iii) now owned or hereafter acquired by Customer of the type or class described in any financing statement filed by Bank and executed by or on behalf of Customer, (b) the proceeds, increase and products of such property, all accessions thereto, and all property which Customer may receive on account of such collateral which Customer will immediately deliver to Bank, to secure the performance of all of Customer's present or future debts or obligations to Bank, whether absolute or contingent. Unless otherwise defined, words used herein have the meanings given them in the California Uniform Commercial Code.

     6. Upon default, at Bank's option without formal demand or notice, all or any part of the Loan shall immediately become due. Bank shall have all rights given by law, and may sell, in one or more sales, collateral in any county where Bank has an office (or any place Bank deems appropriate). Bank may purchase at such sale. Sales for cash or on credit to a wholesaler, retailer or user of the collateral, or at public or private auction, are all to be considered commercially reasonable. Bank may require Customer to assemble the collateral and make it available to Bank at the entrance to the location of the collateral, or a place designated by Bank. Defaults shall include: (a) Customer's failure to pay or perform this or any agreement with Bank or breach of any warranty herein, or Customer's failure to pay or perform any agreement with Bank; (b) Any change in Customer's financial condition which in Bank's judgment impairs the prospect of payment or performance; (c) Any actual or reasonable anticipated deterioration of the collateral or in the market price thereof which causes it in Bank's judgment to become unsatisfactory as security;
(d) Any levy or seizure against Customer or any of the collateral; (e) Death, termination of business, assignment for creditors, insolvency, appointment of receiver or the filing of any petition under bankruptcy or debtor's relief laws of, by or against Customer or any of the collateral; and (f) Any warranty or representation is false or is believed in good faith by Bank to be false, if at the time of any such event there remains any portion of the Loan undisbursed (that is, if the Letter of Credit is still in effect and has not been completely drawn against) Customer shall, upon Bank's demand, pay to Bank for application to drawings under the Letter of Credit the entire principal amount which has not been drawn. Any amount so paid which has not been drawn of the expiry date of the Letter of Credit shall be repaid to Customer without interest.

     7. Neither Bank nor its correspondents shall be in any way responsible for performance by any beneficiary of its obligations to Customer, nor for the form, sufficiency, correctness, genuineness, authority of person signing, falsification or legal effect of any documents called for under the Letter of Credit if such documents on their face appear to be in order.

     8. Subject to the law and customs and practice of the trade, existing in the area where the beneficiary is located, said Letter of Credit shall be subject to, and performance by Bank, its correspondent and the beneficiary thereunder shall be governed by the "Uniform Customs and Practice for Documentary Credits" fixed by The International Chamber of Commerce, in effect on the date of issuance of the Letter of Credit.

     9. It is agreed that all directions and correspondence relating to said Letter of Credit are to be sent at Customer's risk and that Bank does not assume any responsibility for any inaccuracy, interruption, error or delay in transmission or delivery by post, telegraph or cable, or for any inaccuracy of translation.

     10. If this Agreement is signed by two or more parties, it shall be the joint and several agreement of such parties.
--------------------------------------------------------------------------------
------------------------------------   -----------------------------------------
         INTERNATIONAL USE ONLY                 BANKING OFFICE USE ONLY
------------------------------------   -----------------------------------------
Approved By            Date            Banking Office/Department Name   Number
X                                         Mid-Atlantic EGD               3905
------------------------------------   -----------------------------------------
                                       Lending Officer                  Date
                                       X B. Steele, AVP /s/ B. Steele    6/17/99
                                       -----------------------------------------

                               THIRD AMENDMENT
                                      TO
                    STARTER KIT LOAN AND SECURITY AGREEMENT
                                  AND WAIVER

This Third Amendment ("Amendment") and waiver is made as of August 18, 1999 by and between LifeMinders.com, Inc. formerly known as MinderSoft, Inc. ("Borrower") and Imperial Bank, ("Bank") amends that Starter Kit Loan and Security Agreement ("Agreement") dated as of November 10, 1998 by and between Borrower and Bank and waives compliance with a certain provision of the Agreement as follows:

     1. The Master Schedule To Starter Kit Loan and Security Agreement is amended in full by the attached Amended and Restated Schedule to Starter Kit Loan and Security Agreement

     2. The Schedule To Starter Kit Loan and Security Agreement is amended in full by the attached Amended and Restated Schedule to Starter Kit.

     3. Bank hereby waives compliance with the quick ratio requirement contained in Section 5 of the Agreement. The above waiver is specific as to content and time, and other than the waiver mentioned above this Amendment is not a waiver of any other rights or remedies that the Bank may have pursuant to any agreement or law as a result of any other violations past, present, or future of any agreement between the Borrower and the Bank, and the Bank reserves all rights, powers and remedies available to it.

     4.  Except as provided above, the Agreement remains unchanged.

     5. This Amendment will be effective upon receipt by the Bank of the following:

         (a)      A fee in amount of $50,000.
         (b) One or more Intellectual Property Security Agreements, in form and substance satisfactory to Bank.

LIFEMINDERS.COM, INC.                              IMPERIAL BANK

By: [SIGNATURE APPEARS HERE]                   By: [SIGNATURE APPEARS HERE]
   ----------------------                         -----------------------

Name: [SIGNATURE APPEARS HERE]                 Name: [SIGNATURE APPEARS HERE]
     --------------------                           ---------------------

Title: [SIGNATURE APPEARS HERE]                Title: [SIGNATURE APPEARS HERE]
      -------------------                             -------------------

                                    WAIVER
                                      TO
                          CREDIT TERMS AND CONDITIONS

This Waiver ("Waiver") is made as of August 18, 1999 by and between LifeMinders.com, Inc. formerly known as MinderSoft, Inc. ("Borrower") and Imperial Bank, ("Bank") waives compliance with a certain provision of that Credit Terms and Conditions Agreement dated as of March 9, 1999 executed by Borrower in favor of Bank, with the attached Commitment Letter dated March 1, 1999, as follows:

     1. Bank hereby waives compliance with the quick ratio requirement contained in the Financial Covenant Section of the Commitment Letter. The above waiver is specific as to content and time, and other than the waiver mentioned above this Waiver is not a waiver of any other rights or remedies that the Bank may have pursuant to any agreement or law as a result of any other violations past, present, or future of any agreement between the Borrower and the Bank, and the Bank reserves all rights, powers and remedies available to it.

     2.   Except as provided above, the Agreement remains unchanged.

     3. This Waiver will be effective upon receipt by the Bank of the following:

          (a) A fee in the amount of $50,000 required by that Amendment to Starter Kit and Waiver dated the date hereof.
          (b) One or more Intellectual Property Security Agreements, in form and substance satisfactory to Bank.


LIFEMINDERS.COM, INC.                            IMPERIAL BANK

By: /s/ J M Zinn                            By: /s/ Brad Steele
   -----------------------                     ------------------------

Name:   J M ZINN                            Name:   Brad Steele
     ---------------------                       ----------------------

Title:  VP & CFO                            Title:  VP
      --------------------                        ---------------------

[LOGO OF IMPERIAL BANK APPEARS HERE]
Amended and Restated
Master Schedule to Starter Kit Loan and Security Agreement

BORROWER:  LifeMinders.com, Inc.
           --------------------

DATE:      August 18, 1998
           ---------------

        This Schedule is incorporated into and an integral part of the Starter Kit Loan and Security Agreement between Imperial Bank ("Bank") and the above-named Borrower of even date.

Credit Limit (Aggregate)
(Section 1):                 $1,350,000.00, including a $250,000 Business
                             -------------
                             Bankcard Sublimit, StarterKit Loan Facility
                             ("Loan").

Interest Rate (Section 1):   The rate equal to Bank's Prime Rate plus 1.00% in
                             effect from time to time per year. Interest shall be calculated on the basis of a 360 day year for the actual number of days elapsed. The Prime Rate shall be the rate announced from time to time by Bank as its "Prime Rate;" as a base rate upon which other rates charged by Bank are based, and it is not necessarily the best rate available at Bank.
                             The interest rate applicable to the to the Obligations shall change on each date there is a change in the Prime Rate.

Maturity Date (Section 4):   November 10, 1999 for working capital loans.
                             -------------------------------------------

Other Locations and Addresses
(Section 3.2):
                             ---------------------------------------------------

                             ---------------------------------------------------


Other Agreements:            1.  Loan Fee. Borrower shall concurrently pay Bank
                                 a non-refundable Loan Fee in the amount of $50,000.

                             2. $2,000 for documentation fees payable at the time of drawing the loan.



LifeMinders.com, Inc.                         IMPERIAL BANK

By: /s/ J.M. Zinn                          By: /s/ Brad Steele
   -------------------------------            ------------------------------

Name:   J.M. Zinn                          Name:   Brad Steele
     -----------------------------              ----------------------------

Title:  VP + CFO                           Title:  VP
      ----------------------------               ---------------------------

                   INTELLECTUAL PROPERTY SECURITY AGREEMENT
                   ----------------------------------------

        This Intellectual Property Security Agreement (the "Agreement") is made as of August 18, 1999, by and between LIFEMINDERS.COM, INC., formerly known as MINDERSOFT, INC., a Maryland corporation ("Grantor"), and IMPERIAL BANK, a California chartered bank ("Secured Party").

                                   RECITALS
                                   --------

        A. Secured Party has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the "Loans") in the amounts and manner set forth in that certain Starter Kit Loan and Security Agreement by and between Secured Party and Grantor dated as of November 10, 1998, as amended by that First Amendment to Starter Kit Loan and Security Agreement dated as of March 17, 1999, as amended by that Second Amendment to Starter Kit Loan and Security Agreement dated as of June 11, 1999, as amended by that Third Amendment to Starter Kit Loan and Security Agreement and Waiver, dated as of August 18, 1999, and that certain Credit Terms and Conditions dated as of March 9, 1999, as amended by that Waiver to Credit Terms and Conditions, dated as of August 18, 1999, and that certain Promissory Note dated as of March 9, 1999, all as may be amended from time to time (the "Loan Documents;" all capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Documents).

        B. Secured Party is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Secured Party a security interest in all of Grantor's right title, and interest in, to and under all of the Collateral whether presently existing or hereafter acquired.

        NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

        1.   Grant of Security Interest. As collateral security for the prompt
             --------------------------
and complete payment and performance of all of Grantor's present or future indebtedness, obligations and liabilities to Secured Party, Grantor hereby grants a security interest and mortgage to Secured Party, as security, in and to Grantor's entire right, title and interest in, to and under the following (all of which shall collectively be called the "Collateral"):

             (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A
                                                                  ---------
attached hereto (collectively, the "Copyrights");

             (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

             (c) Any and all design rights which may be available to Grantor now or hereafter existing, created, acquired or held;

             (d) All patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached
                                                            ---------
hereto (collectively, the "Patents");

             (e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the "Trademarks");
   ---------

           (f) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

           (g) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights; and

           (h) All amendments, renewal and extensions of any of the Copyrights, Trademarks or Patents; and

           (i) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

    2.     Authorization and Request. Grantor authorizes and requests that the
           -------------------------
Register of Copyrights and the Commissioner of Patents and Trademarks record this security agreement.

    3.     Covenants and Warranties. Grantor represents, warrants, covenants and
           ------------------------
agrees as follows:

           (a) Grantor is now the sole owner of the Collateral, except for non-exclusive licenses granted by Grantor to its customers in the ordinary course of business;

           (b) Performance of this Agreement does not conflict with or result in a breach of any agreement to which Grantor is party or by which Grantor is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this Agreement constitutes an assignment;

           (c) During the term of this Agreement, Grantor will not transfer or otherwise encumber any interest in the Collateral, except for non-exclusive licenses granted by Grantor in the ordinary course of business or as set forth in this Agreement;

           (d) To its knowledge, each of the Patents is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Collateral violates the rights of any third party;

           (e) Grantor shall deliver to Secured Party within (30) days of the last day of each fiscal quarter, a report signed by Grantor, in form reasonably acceptable to Secured Party, listing any applications or registrations that Grantor has made or filed in respect of any patents, copyrights or trademarks and the status of any outstanding applications or registrations. Grantor shall promptly advise Secured Party of any material change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Grantor in or to any Trademark, Patent or Copyright not specified in this Agreement;

           (f) Grantor shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights (ii) use its best efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Secured Party in writing of material infringements detected and
(iii) not allow any Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Secured Party, which shall not be unreasonably withheld, unless Grantor determines that reasonable business practices suggest that abandonment is appropriate;

           (g) Grantor shall register or cause to be registered on an expedited basis (to the extent not already registered) with the United Stated Patent and Trademark Office or the United States Copyright Office, as applicable: (i) those intellectual property rights listed on Exhibits A, B and C hereto within thirty (30) days of the date of this Agreement, (ii) all registerable intellectual property rights Grantor has developed as of the date of this Agreement but heretofore failed to register, within thirty (30) days of the date of this Agreement, and (iii) those additional intellectual property rights developed or acquired by Grantor from time to time in connection with any product prior to the sale or licensing of such product to any third party and prior to Grantor's use of such product (including without limitation major revisions or additions to the intellectual property rights listed on such Exhibits A, B and C). Grantor shall give Secured Party notice of all such applications or registrations.

           (h) This Agreement creates, and in the case of after acquired Collateral, this Agreement will create at the time Grantor first has rights in such after acquired Collateral, in favor of Secured Party a valid and perfected first priority security interest in the Collateral in the United States securing the payment and performance of the obligations evidenced by the Loan Documents upon making the filings referred to in clause (i) below;

           (i) To its knowledge, except for, and upon the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights necessary to perfect the security interests created hereunder, and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any United States governmental authority or United States regulatory body is required either (i) for the grant by Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Grantor in the United States or (ii) for the perfection in the United States or the exercise by Secured Party of its rights and remedies hereunder;

           (j) All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Grantor with respect to the Collateral is accurate and complete in all material respects;

           (k) Grantor shall not enter into any agreement that would materially impair or conflict with Grantor's obligations hereunder without Secured Party's prior written consent, which consent shall not be unreasonably withheld. Grantor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Grantor's rights and interests in any property included within the definition of the Collateral acquired under such contracts; and

           (l) Upon any executive officer of Grantor obtaining actual knowledge thereof, Grantor will promptly notify Secured Party in writing of any event that materially adversely affects the value of any Collateral, the ability of Grantor to dispose of any Collateral or the rights and remedies of Secured Party in relation thereto, including the levy of any legal process against any of the Collateral.

     4.    Secured Party's Rights. Secured Party shall have the right, but not
           ----------------------
the obligation, to take, at Grantor's sole expense, any actions that Grantor is required under this Agreement to take but which Grantor fails to take, after fifteen (15) days' notice to Grantor. Grantor shall reimburse and indemnify Secured Party for all reasonable costs and reasonable expenses incurred in the exercise of its rights under this section 4.

     5.    Inspection Rights. Grantor hereby grants to Secured Party and its
           -----------------
employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to Grantor, any of Grantor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Grantor and as often as may reasonably requested.

     6.    Further Assurance: Attorney in Fact.
           ------------------------------------

           (a) On a continuing basis, Grantor will make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademark Office and the Register of Copyrights, and take all such actions as may reasonably be deemed necessary or advisable, or as requested by Secured Party, to perfect Secured Party's security interest in all Copyrights, Patents and Trademarks and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to Secured Party the grant or perfection of a security interest in all Collateral.

               (b) Grantor hereby irrevocably appoints Secured Party as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, from time to time in Secured Party's discretion, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including (i) to modify, in its sole discretion, this Agreement without first obtaining Grantor's approval of or signature to such modification by amending Exhibit A, Exhibit B and Exhibit C, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Grantor no longer has or claims any right, title or interest, (ii) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Grantor where permitted by law and (iii) after the occurrence of an Event of Default, to transfer the Collateral into the name of Bank or a third party to the extent permitted under the California Uniform Commercial Code.

        7.     Events of Default. The occurrence of any of the following shall
               -----------------
constitute an Event of Default under the Agreement:

               (a)    An Event of Default occurs under the Loan Documents; or

               (b) Grantor breaches any warranty or agreement made by Grantor in this Agreement and, as to any breach that is capable of cure, Grantor fails to cure such breach within five (5) days of the occurrence of such breach.

        8.     Remedies. Upon the occurrence and continuance of an Event of
               --------
Default, Secured Party shall have the right to exercise all the remedies of a secured party under the California Uniform Commercial Code, including without limitation the right to require Grantor to assemble the Collateral and any tangible property in which Secured Party has a security interest and to make it available to Secured Party at a place designated by Secured Party. Secured Party shall have a nonexclusive, royalty free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessary to permit Secured Party to exercise its rights and remedies upon the occurrence of an Event of Default. Grantor will pay any expenses (including reasonable attorneys' fees) incurred by Secured Party in connection with the exercise of any of Secured Party's rights hereunder, including without limitation any expense incurred in disposing of the Collateral. All of Secured Party's rights and remedies with respect to the Collateral shall be cumulative.

        9.     Indemnity. Grantor agrees to defend, indemnify and hold harmless
               ---------
Secured Party and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement, and
(b) all losses or expenses in any way suffered, incurred, or paid by Secured Party as a result of or in any way arising out of, following or consequential to transactions between Secured Party and Grantor, whether under this Agreement or otherwise (including without limitation reasonable attorneys' fees and reasonable expenses), except for losses arising from or out of Secured Party's gross negligence or willful misconduct.

        10.    Course of Dealing. No course of dealing, nor any failure to
               -----------------
exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

        11.    Attorneys' Fees. If any action relating to this Agreement is
               ---------------
brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements.

        12.    Amendments. This Agreement may be amended only by a written
               ----------
instrument signed by both parties hereto.

        13.    Counterparts. This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

          14. California Law and Jurisdiction; Jury Waiver. This Agreement shall
              --------------------------------------------
be governed by the laws of the State of California, without regard for choice of law provisions. Grantor and Secured Party consent to the exclusive jurisdiction of any state or federal court located in Santa Clara County, California. GRANTOR AND SECURED PARTY EACH WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE LOAN DOCUMENTS, THIS AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                                 GRANTOR:

Address of Grantor:                              LIFEMINDERS.COM., INC.

1110 Herndon Parkway                             By: /s/ J.M. Zinn
Herndon, VA 20170                                   ----------------------------
                                                 Its: VP & CFO
                                                     ---------------------------

Attn: J.M. Zinn
     --------------



                                                 SECURED PARTY

Address of Secured Party:                        IMPERIAL BANK

226 Airport Parkway                              By: /s/ Bradley Steele
San Jose, CA 95110-1024                             ----------------------------

Attn: Corporate Banking Center                   Its: VP
                                                     ---------------------------

                                   EXHIBIT A
                                   ---------

                                  Copyrights

         Description        Registration Number     Registration Date
         -----------        -------------------     -----------------

                                   EXHIBIT B
                                   ---------

                                    Patents

      Description       Registration/Serial Number     Registration/Application
      -----------       --------------------------               Date
                                                                 ----
  Computerized prompting        5,931,878                      08/03/99
         systems

                                   EXHIBIT C
                                   ---------

                                  Trademarks

    Description     Registration/Application       Registration/Application
    -----------              Number                          Date
                             ------                          ----

    Mindersoft             75/497,386                      06/04/98

    Mindersoft              2,168,395                      06/23/98

                                 FIRST AMENDMENT
                                       TO
                     STARTER KIT LOAN AND SECURITY AGREEMENT

This First Amendment ("Amendment") is made as of March 17, 1999 by and between LifeMinders.com, Inc. formerly known as MinderSoft, Inc. ("Borrower") and Imperial Bank, ("Bank") amends that Starter Kit Loan and Security Agreement dated as of November 10, 1998 by and between Borrower and Bank as follows:

     1. Subsection 5 of the Agreement is amended by deleting the term "1.00:1.0" therefrom and substituting the term "1.25:1.0" therefore.

     2. The Master Schedule To Starter Kit Loan and Security Agreement is amended in full by the attached Master Schedule To Starter Kit Loan and Security Agreement

     3. The Schedule To Starter Kit Loan and Security Agreement attached hereto is hereby added to the Agreement.

     4. The Borrower hereby acknowledges that it has changed its name from MinderSoft, Inc. to LifeMinders.com, Inc. and wherever the MinderSoft, Inc. or Borrower shall appear in the Agreement it shall mean LifeMinders.com, Inc.

     5.   Except as provided above, the Agreement remains unchanged.

     6. This Amendment is effective as of the date first written above and the parties hereby confirm that the Agreement as amended is in full force and effect.


LifeMinders.com, Inc.                             IMPERIAL BANK

By: /s/ Stephen R. Chapin, Jr.                By: /s/ Bradley H. Steele
   -----------------------------                 -----------------------------
Name: Stephen R. Chapin, Jr.                  Name: Bradley H. Steele
     ---------------------------                   ---------------------------
Title: President and CEO                      Title: AVP
      --------------------------                    --------------------------

       IMPERIAL BANK
---------------------------
INNOVATIVE BUSINESS BANKING
        Member FDIC


Schedule to Starter Kit Loan and Security Agreement (Merchant Services/Business Bankcard Sublimit)

BORROWER:     LifeMinders.com, inc.
DATE:         March 17, 1999

          This Schedule is an integral part of the Loan and Security Agreement between Imperial Bank ("Bank") and the above-named Borrower dated November 10, 1998.

Merchant Services/
Business Bancard
Sublimit (Section 1):  The aggregate Credit Limit Shall be reduced by an amount equal to the sum of $150,000 (the "Business Bancard Reserve"). Bank may, in its sole discretion, charge as Loans, any amounts that may become due or owing to Bank in connection with merchant credit card processing services and/or business bankcard credit card services furnished to Borrower by or through Bank, collectively, the "Credit Card Services." Borrower shall execute all standard form applications and agreements of Bank in connection with the Credit Card Services and, without limiting any of the terms of such applications and agreements, Borrower will pay all standard fees and charges of Bank in connection with the Credit Card Services and, without limiting any of the terms of such applications and agreements, Borrower will pay all standard fees and charges of Bank in connection with the Credit Card Services.

Maturity Date (Section 4):  November 10, 1999


LifeMinders.com, Inc.                           IMPERIAL BANK

By: /s/ Stephen R. Chapin, Jr.           By: /s/ Bradley Steele
   ---------------------------              ---------------------------
Name: Stephen R. Chapin, Jr.             Name: Bradley Steele
     -------------------------                -------------------------
Title: President and CEO                 Title: AVP
      ------------------------                 ------------------------

      IMPERIAL BANK
---------------------------
INNOVATIVE BUSINESS BANKING
       Member FDIC


Amended and Restated
Schedule to Starter Kit Loan and Security Agreement (Merchant Services/Business Bankcard Sublimit)

BORROWER:     LifeMinders.com, Inc.
DATE:         March 17, 1999

          This Schedule is an integral part of the Loan and Security Agreement between Imperial Bank ("Bank") and the above-named Borrower dated November 10, 1998.


Merchant Services/
Business Bancard
Sublimit (Section 1):   The aggregate Credit Limit Shall be reduced by an amount
                        equal to the sum of $250,000 (the "Business Bancard
                        Reserve"). Bank may, in its sole discretion, charge as Loans, any amounts that may become due or owing to Bank in connection with merchant credit card processing services and/or business bankcard credit card services furnished to Borrower by or through Bank, collectively, the "Credit Card Services." Borrower shall execute all standard form applications and agreements of Bank in connection with the Credit Card Services and, without limiting any of the terms of such applications and agreements; Borrower will pay all standard fees and charges of Bank in connection with the Credit Card
                        Services and, without limiting any of the terms of such applications and agreements, Borrower will pay all standard fees and charges of Bank in connection with the Credit Card Services.


Maturity Date (Section 4):  November 10. 1999

LifeMinders.com , Inc.                           IMPERIAL BANK

By: /s/ J.M. Zinn                        By: /s/ Bradley Steele
   ---------------------------              ---------------------------
Name: J.M. Zinn                          Name: Bradley Steele
     -------------------------                -------------------------
Title: VP & CFO                          Title: VP
      ------------------------                 ------------------------

                                SECOND AMENDMENT
                                       TO
                     STARTER KIT LOAN AND SECURITY AGREEMENT


This Second Amendment ("Amendment") is made as of June 11, 1999 by and between LifeMinders.com, Inc. formerly known as MinderSoft, Inc. ("Borrower") and Imperial Bank, ("Bank") amends that Starter Kit Loan and Security Agreement dated as of November 10, 1998 and amended as of March 17, 1999, by and between Borrower and Bank as follows:

     1. The Schedule B to Starter Kit Loan and Security Agreement attached hereto is hereby added to the Agreement.

     2. Except as amended on March 17, 1999 and provided above, the Agreement remains unchanged.

     3. This Amendment is effective as of the date first written above and the parties hereby confirm that the Agreement as amended is in full force and effect.


Borrower:                                      Bank:

LifeMinders.com, Inc.                          Imperial Bank
-------------------------------

By: [SIGNATURE  APPEARS HERE]                  By: /s/ Bradley Steele
   ----------------------------                   ------------------------

      IMPERIAL BANK
---------------------------
INNOVATIVE BUSINESS BANKING
       Member FDIC




Schedule B to Starter Kit Loan and Security Agreement (Standby Letter of Credit Sublimit)

BORROWER:  LifeMinders.com, Inc.
         ----------------------------

DATE:      June 11, 1999
         ----------------------------


          This Schedule is an integral part of the Loan and Security Agreement between Imperial Bank ("Bank") and the above-named Borrower of even date.

Standby Letter
of Credit
Sublimit (Section 1): The aggregate Credit Limit shall be reduced by $100,000
                      (the "Letter of Credit Reserve"). Bank may, in its sole
                      discretion, charge as Loans, any amounts that may become
                      due or owing to Bank in connection with the Letter of
                      Credit furnished to Borrower by or through Bank,
                      collectively, the "Letters of Credit Services." Borrower
                      shall execute all standard form applications and
                      agreements of Bank in connection with the Letters of
                      Credit Services and, without limiting any of the terms of
                      such applications and agreements. Borrower will pay all
                      standard fees and charges of Bank in connection with the
                      Letters of Credit.
Maturity Date
(Section 4):          In the event the Bank does not renew or otherwise extend
                      Borrower's Starter Kit Security and Loan Agreement,
                      Borrower shall, upon the Maturity Date thereof, deposit with Bank cash collateral (or such other collateral as Bank, in Its sole and absolute discretion, may approve) in an amount sufficient to cover all undrawn amounts under any Letter of Credit then outstanding but undrawn until the expiration of the Letter of Credit.

Borrower:                                   Bank:

LifeMinders.com, Inc.                       Imperial Bank
-----------------------------

By: [SIGNATURE APPEARS HERE]                By: /s/ Bradley Steele
   --------------------------                  -----------------------------